UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2014

STRATEX OIL & GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Echo Lake Road, Watertown, CT	06795
(Address of principal executive offices)	(Zip Code)

713-353-4786
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02       Unregistered Sales of Equity Securities.

On June 6, 2014, Stratex Oil & Gas Holdings, Inc. (“we” or the “Company”) sold an aggregate of $3,032,860 in principal amount of our 12% Series B Senior Secured Convertible Promissory Notes (the “Notes”) to investors in a private offering. The Notes bear interest at the rate of 12% per annum payable quarterly in arrears, and all outstanding principal under the Notes is due and payable on June 6, 2016.  The Notes are secured by a first lien on substantially all of the Company’s assets, which lien is pari-passu with the lien granted in favor of the holders of the Company’s outstanding 12% Series A Senior Secured Convertible Promissory Notes. Holders of the Notes have the option to convert outstanding principal and interest under the Notes into shares of the Company’s common stock at a conversion price of $0.30 per share, at any time after the six month anniversary date of their issuance. The Company may, at any time after the six month anniversary date of the issuance of the Notes, elect to redeem all or a portion of the Notes, provided, however, that if the Company elects to redeem the Notes prior to the one year anniversary date from the date of issuance, the Company will be required to deliver an amount of interest equal to what the holder of the Note would have received if such holder held the Note for a period of one year.  In connection with the sale of the Notes, the Company also issued to the participants in the private offering, warrants (the “Warrants”) exercisable to purchase up to an aggregate of 2,021,957 shares of our common stock at an exercise price of $0.30 per share.  The Warrants are immediately exercisable and expire five years following the date of their issuance. The foregoing description of the Notes and the Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Notes and Warrants, which are filed herewith as Exhibits 4.1 and 4.2, respectively and incorporated herein by reference.

In connection with the private offering of the Notes and Warrants, the Company received gross proceeds of $3,032,860.  We paid our placement agent a fee of $250,786 and issued them a Warrant exercisable for up to 835,954 shares of our common stock at an exercise price of $0.30. The issuance of the Notes and the Warrants were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

4.1	Form of 12% Series B Senior Secured Convertible Promissory Note

4.2	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC.

Date: June 12, 2014	By:	/s/ Stephen Funk
Name: Stephen Funk
Title: Chief Executive Officer and Chief Financial Officer

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